Earnings per share	12 Months Ended
Dec. 31, 2024
Earnings per share [Abstract]
Earnings per share
23	Earnings per share

As of December 31, 2024, 2023 and 2022, income per share was determined based on the weighted average number of shares outstanding during the year. There are no potentially dilutive instruments outstanding, therefore basic and diluted income per share are the same.